EX-32                  SECTION 1350 CERTIFICATION OF PAUL EGAN AND CIARAN EGAN

                           SECTION 1350 CERTIFICATION

In connection with the quarterly report of FreeStar Technology Corporation ("Registrant") on Form 10-QSB/A for the quarter ended September 30, 2001 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: March 25, 2004                  By: /s/  Paul Egan
                                       Paul Egan, President


Dated: March 25, 2004                  By: /s/  Ciaran Egan
                                       Ciaran Egan, Chief Financial Officer